UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 19, 2004
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                          QUEST MINERALS & MINING CORP.
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             (Exact name of registrant as specified in its charter)

             Utah                       0-32131                  87-0429950
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

      470 Burning Fork, Pikeville, Kentucky                  41502
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     (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:     (606) 433-1926
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

         On October 19, 2004, Quest Minerals & Mining Corp. borrowed $250,000 from Professional Traders Funds, LLC and, in connection therewith, delivered a convertible secured promissory note to Professional Traders Funds in the principal amount of $250,000. The note has a term of six months and is secured by a first priority security interest in certain equipment of Quest's indirect subsidiary, Quest Energy, Ltd. The note bears interest at a rate of eight percent (8%) and is convertible at a floating conversion price of fifty percent (50%) of the average of the per share market value during the three (3) trading days immediately preceding a conversion date; provided, however, that the conversion price shall not be lower than $1.00 per share unless Quest fails to register the shares issuable upon conversion of the note with the Securities and Exchange Commission within one hundred twenty (120) days following the closing date of the loan, in which case the conversion price may be lower than $1.00 per share, and the conversion price shall not be higher than $2.00 per share. In addition, Quest issued to Professional Traders Funds a five-year warrant to purchase up to 250,000 shares of Quest's common stock at an exercise price of $2.00 per share.

Item 1.02         Termination of a Material Definitive Agreement.

         Not applicable.

Item 1.03         Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02         Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06         Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

         See item 1.01. The issuance of the note and the warrant was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03         Material Modification to Rights of Security Holders.

         Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.


Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item 8.01         Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

              (a) Financial Statements of Businesses Acquired.
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                  Not applicable.

              (b) Pro Forma Financial Information.
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                  Not applicable.

              (c) Exhibits.
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                  10.1     Convertible Secured Promissory Note.

                  10.2     Warrant

                  10.3     Security Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EXCALIBUR INDUSTRIES, INC.
                                     (Registrant)


Date:  October 25, 2004              By: /s/ WILLIAM R. WHEELER
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                                         William R. Wheeler, President